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                                                                      Exhibit 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Retractable Technologies, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002, as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Thomas J. Shaw, Chief Executive Officer, and Douglas W. Cowan, Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report as of the dates and for the periods covered by the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

     It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Date: August 14, 2002                          /s/ THOMAS J. SHAW
                                              ----------------------------------
                                              THOMAS J. SHAW
                                              PRESIDENT, CHAIRMAN, AND
                                              CHIEF EXECUTIVE OFFICER

                                               /s/ DOUGLAS W. COWAN
                                              ----------------------------------
                                              DOUGLAS W. COWAN
                                              CHIEF FINANCIAL OFFICER